Exhibit 99.1

Amber Road Announces First Quarter 2016 Financial Results

EAST RUTHERFORD, N.J.--(BUSINESS WIRE)--May 5, 2016--Amber Road, Inc. (NYSE: AMBR), a leading provider of global trade management (GTM) solutions, today announced its financial results for the first quarter ended March 31, 2016.

Jim Preuninger, Chief Executive Officer of Amber Road, stated, “I am very pleased with our start to 2016. Our performance in the quarter shows that the drivers of our business are healthy, and demand for our Global Trade Management solutions is strong. We made great progress towards our 2016 objectives of returning to solid top-line growth, taking meaningful steps towards profitability, and moving our company back to cash flow breakeven. Our sales force is executing well by consistently closing new business each quarter, and our marketing programs continue to build a strong pipeline for the rest of the year.”

First Quarter 2016 Financial Highlights

Revenue

  GAAP total revenue was $17.0 million, compared to $15.2 million for the comparable period of 2015.
  Non-GAAP total revenue(1) was $17.0 million, which includes an adjustment of $69,095 related to the purchase accounting deferred revenue adjustment associated with our acquisition of ecVision in 2015.
  GAAP Subscription revenue was $12.4 million, compared to $10.3 million for the comparable period of 2015.
  GAAP Professional Services revenue was $4.5 million, compared to $4.9 million for the comparable period of 2015.

Operating Loss

  GAAP operating loss was $(5.4) million, compared to $(6.7) million for the comparable period of 2015.
  Non-GAAP adjusted operating loss(2) was $(3.7) million, compared to $(4.2) million for the comparable period of 2015.

Net Loss

  GAAP net loss was $(5.7) million, compared to $(7.0) million for the comparable period of 2015.
  GAAP basic and diluted net loss per common share was $(0.22), compared to $(0.27) for the comparable period of 2015, based on 26.4 million and 26.0 million basic and diluted weighted average common shares outstanding, respectively.
  Non-GAAP adjusted net loss(2) was $(4.0) million, compared to $(4.4) million for the comparable period of 2015.
  Non-GAAP adjusted net loss per common share was $(0.15), compared to $(0.17) for the comparable period of 2015, based on 26.4 million and 26.0 million basic and diluted weighted average common shares outstanding, respectively.

Adjusted EBITDA

  Adjusted EBITDA was $(2.1) million for the three months ended March 31, 2016 and $(2.6) million for the comparable period of 2015.

Balance Sheet and Cash Flow

  Cash and cash equivalents at March 31, 2016 totaled $17.6 million, compared with $17.9 million at December 31, 2015.
  Cash provided by operating activities was $3.1 million for the first three months of 2016, compared to cash used in operating activities of $(3.0) million for the first three months of 2015.

A reconciliation of GAAP operating loss and net loss to Non-GAAP adjusted operating loss and net loss, of GAAP net loss to Adjusted EBITDA and of GAAP total revenue to Non-GAAP total revenue has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook

Based on information available as of May 5, 2016, Amber Road is issuing guidance for the second quarter and full year 2016 as indicated below:

Second Quarter 2016:

  Total GAAP revenue is expected to be in the range of $17.4 million to $18.0 million.
  Non-GAAP adjusted operating loss(2) is expected to be in the range of $(4.0) million to $(4.6) million.
  Non-GAAP adjusted net loss per common share(2) is expected to be in the range of $(0.17) to $(0.19). This assumes 26.5 million basic shares outstanding.

Full Year 2016:

  Total non-GAAP revenue(1) is expected to be in the range of $72.0 million to $75.0 million.
  Non-GAAP adjusted operating loss(2) is expected to be in the range of $(11.9) million to $(14.9) million.
  Non-GAAP adjusted net loss per common share(2) is expected to be in the range of $(0.49) to $(0.61). This assumes 26.5 million basic shares outstanding.

Endnotes:

(1) For 2016 and 2015, non-GAAP total revenue includes the purchase accounting deferred revenue adjustment.

(2) For 2016, non-GAAP adjusted operating loss and adjusted net loss excludes stock-based compensation, change in fair value of contingent consideration liability, acquisition compensation costs, acquisition related costs, and purchase accounting deferred revenue adjustment. For 2015, non-GAAP adjusted operating loss excludes stock-based compensation, puttable stock compensation, change in fair value of contingent consideration liability, purchase accounting deferred revenue adjustment, acquisition compensation costs and acquisition related costs.

Conference Call Information

Amber Road will host a conference call on Thursday, May 5, 2016 at 5:00 p.m. Eastern Time (ET) to discuss the Company’s first quarter financial results and its business outlook. To access this call, dial (888) 337-8198 (domestic) or (719) 457-2689 (international). The conference ID is 5284473. Additionally, a live webcast of the conference call will be available in the “Investor Relations” section of the Company’s web site at www.AmberRoad.com.

Following the conference call, a replay will be available at (877) 870-5176 (domestic) or (858) 384-5517 (international) from May 5, 2016, 8:00pm ET to May 12, 2016, 11:59pm ET. The replay pass code is 5284473. An archived webcast of this conference call will also be available in the “Investor Relations” section of the Company’s web site at www.AmberRoad.com.

About Amber Road

Amber Road’s (NYSE: AMBR) mission is to improve the way companies manage their international supply chains and conduct global trade. As a leading provider of cloud based global trade management (GTM) solutions, we automate the global supply chain across sourcing, logistics, cross-border trade and regulatory compliance activities to dramatically improve operating efficiencies and financial performance. This includes collaborating with suppliers on development, sourcing and quality assurance; executing import and export compliance checks and generating international shipping documentation; booking international carriers and tracking goods as they move around the world; and minimizing the associated duties through preferential trade agreements and foreign trade zones. Our solution combines enterprise-class software, trade content sourced from government agencies and transportation providers in 147 countries, and a global supply chain network connecting our customers with their trading partners, including suppliers, testing/auditing firms, freight forwarders, customs brokers and transportation carriers. We deliver our GTM solution using a Software-as-a-Service (SaaS) model and leverage a highly flexible technology framework to quickly and efficiently meet our customers’ unique requirements around the world. For more information, please visit www.AmberRoad.com, email Solutions@AmberRoad.com or call 201-935-8588.

Non-GAAP Financial Measures

To provide investors with additional information regarding our financial results, Amber Road has provided within this press release non-GAAP adjusted operating and net loss, adjusted EBITDA and non-GAAP total revenue, financial measures that are not calculated in accordance with generally accepted accounting principles, or GAAP. Provided below is a reconciliation of GAAP operating and net loss to non-GAAP adjusted operating and net loss, net loss to adjusted EBITDA and GAAP total revenue to Non-GAAP total revenue. EBITDA consists of net loss plus depreciation and amortization, interest expense (income) and income tax expense. Adjusted EBITDA consists of EBITDA plus stock-based compensation, puttable stock compensation, changes in the fair value of contingent consideration liability, purchase accounting adjustment to deferred revenue, acquisition compensation costs and acquisition related costs. Non-GAAP total revenue is defined as GAAP total revenue before purchase accounting adjustments as a result of an acquisition. Amber Road has included these non-GAAP measures in this press release because it assists in comparing performance on a consistent basis across reporting periods, as it removes from operating results the impact of the Company’s capital structure. Amber Road believes these non-GAAP measures are useful to an investor in evaluating its operating performance because they are often used by the financial community to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, and to present a meaningful measure of performance exclusive of its capital structure and the method by which assets were acquired.

Amber Road’s use of these non-GAAP measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of its results as reported under GAAP. Some of these limitations are:

  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and these non-GAAP measures do not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;
  these non-GAAP measures do not reflect changes in, or cash requirements for, working capital needs;
  these non-GAAP measures do not reflect the potentially dilutive impact of equity-based compensation;
  these non-GAAP measures do not reflect interest or tax payments that may represent a reduction in cash available; and
  other companies, including companies in Amber Road’s industry, may calculate adjusted EBITDA differently, which reduces its usefulness as a comparative measure.

Because of these and other limitations, you should consider these non-GAAP measures together with other GAAP-based financial performance measures, including various cash flow metrics, net loss and other GAAP results. A reconciliation of GAAP operating and net loss to non-GAAP adjusted operating and net loss, and adjusted EBITDA, and GAAP total revenue to non-GAAP total revenue, has been provided in the financial statement tables included in this press release.

Cautionary Language Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, but instead represent only our current expectations and beliefs, and therefore, contain risks and uncertainties about future events or our future financial performance, including, but not limited to, achieving revenue from bookings, closing business from the sales pipeline, new customer deployments and maintaining these relationships, the ability to reduce operating losses and use of cash, and attaining profitability. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” and similar expressions, whether in the negative or affirmative. These statements are only predictions and may be inaccurate. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors, including the risks outlined in our filings with the Securities and Exchange Commission (SEC), including, without limitation, our annual, periodic and current SEC reports. These factors may cause our actual results to differ materially from any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, our future results, levels of activity, performance or achievements may differ from our expectations. Other than as required by law, we do not undertake to update any of the forward-looking statements after the date of this press release, even though our situation may change in the future.

AMBER ROAD, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(Unaudited)

	March 31,	December 31,
	2016	2015
Assets
Current assets:
Cash and cash equivalents	$17,599,856	$17,854,523
Accounts receivable, net	15,250,744	18,308,547
Unbilled receivables	302,424	1,024,861
Deferred commissions	3,805,502	3,767,432
Prepaid expenses and other current assets	2,608,900	2,003,849
Total current assets	39,567,426	42,959,212
Property and equipment, net	11,712,563	12,180,109
Goodwill	43,904,616	43,913,185
Other intangibles, net	7,290,001	7,673,661
Deferred commissions	6,578,094	7,007,518
Deposits and other assets	777,262	890,059
Total assets	$109,829,962	$114,623,744
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,553,483	$1,451,463
Accrued expenses	9,450,025	8,805,159
Current portion of capital lease obligations	1,559,760	1,598,450
Deferred revenue	31,487,108	30,532,404
Current portion of term loan, net of discount and debt financing costs	312,086	312,086
Total current liabilities	44,362,462	42,699,562
Capital lease obligations, less current portion	1,554,503	1,916,944
Deferred revenue, less current portion	2,338,639	2,393,345
Term loan, net of discount and debt financing costs, less current portion	14,129,829	14,207,850
Revolving credit facility	3,250,000	5,000,000
Other noncurrent liabilities	4,423,028	3,909,728
Total liabilities	70,058,461	70,127,429
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares authorized; issued and outstanding 26,346,987 and 26,260,459 shares at March 31, 2016 and December 31, 2015, respectively	26,347	26,261
Additional paid-in capital	182,941,280	181,457,089
Accumulated other comprehensive loss	(1,306,117)	(783,209)
Accumulated deficit	(141,890,009)	(136,203,826)
Total stockholders’ equity	39,771,501	44,496,315
Total liabilities and stockholders’ equity	$109,829,962	$114,623,744

AMBER ROAD, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended
	March 31,
	2016	2015
Revenue:
Subscription	$12,438,984	$10,341,350
Professional services	4,525,688	4,852,775
Total revenue	16,964,672	15,194,125
Cost of revenue (1):
Cost of subscription revenue	5,049,875	4,388,240
Cost of professional services revenue	3,967,701	3,816,518
Total cost of revenue	9,017,576	8,204,758
Gross profit	7,947,096	6,989,367
Operating expenses (1):
Sales and marketing	5,495,541	5,715,141
Research and development	3,887,996	3,625,719
General and administrative	3,998,636	4,383,423
Total operating expenses	13,382,173	13,724,283
Loss from operations	(5,435,077)	(6,734,916)
Interest income	21,628	11,948
Interest expense	(200,380)	(124,933)
Loss before income taxes	(5,613,829)	(6,847,901)
Income tax expense	72,354	102,275
Net loss	$(5,686,183)	$(6,950,176)

Net loss per common share:
Basic and diluted	$(0.22)	$(0.27)
Weighted-average common shares outstanding:
Basic and diluted	26,440,343	25,959,332

(1) Includes stock-based compensation as follows:
	Three Months Ended
	March 31,
	2016	2015
Cost of subscription revenue	$207,711	$194,552
Cost of professional services revenue	121,692	123,481
Sales and marketing	202,244	245,860
Research and development	266,015	306,694
General and administrative	550,859	846,712
	$1,348,521	$1,717,299

AMBER ROAD, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Three Months Ended
	March 31,
	2016	2015
Cash flows from operating activities:
Net loss	$(5,686,183)	$(6,950,176)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,683,162	1,556,956
Bad debt expense	174,221	1,261
Stock-based compensation	1,348,521	1,717,299
Compensation related to puttable common stock	—	13,691
Acquisition related deferred compensation	283,977	—
Changes in fair value of contingent consideration liability	(20,000)	(287,441)
Non-cash interest expense related to debt	—	58,644
Amortization of debt financing costs and accretion of debt discount	15,729	9,060
Changes in operating assets and liabilities:
Accounts receivable	2,886,825	2,337,994
Unbilled receivables	721,950	(360,182)
Prepaid expenses and other assets	(215,749)	(490,462)
Accounts payable	71,753	(397,589)
Accrued expenses	671,913	(2,208,237)
Other liabilities	220,323	375,352
Deferred revenue	897,943	1,602,165
Net cash provided by (used in) operating activities	3,054,385	(3,021,665)
Cash flows from investing activities:
Capital expenditures	(87,003)	(110,241)
Addition of capitalized software development costs	(721,048)	(254,755)
Addition of intangible assets	—	(550,000)
Acquisition, net of cash acquired	—	(25,593,426)
Cash received (paid) for deposits	—	(992)
Decrease in restricted cash	113,094	—
Net cash used in investing activities	(694,957)	(26,509,414)
Cash flows from financing activities:
Proceeds from revolving line of credit	3,250,000	—
Payments on revolving line of credit	(5,000,000)	—
Proceeds from term loan	—	20,000,000
Payments on term loan	(93,750)	—
Debt discount and financing costs	—	(183,854)
Repayments on capital lease obligations	(401,131)	(369,700)
Proceeds from the exercise of stock options	135,756	986,182
Net cash provided by (used in) financing activities	(2,109,125)	20,432,628
Effect of exchange rate on cash and cash equivalents	(504,970)	(46,455)
Net decrease in cash and cash equivalents	(254,667)	(9,144,906)
Cash and cash equivalents at beginning of period	17,854,523	41,242,200
Cash and cash equivalents at end of period	$17,599,856	$32,097,294

Reconciliation of Net Loss to Adjusted EBITDA
(unaudited)

	Three Months Ended
	March 31,
	2016	2015
Net loss	$(5,686,183)	$(6,950,176)
Depreciation and amortization expense	1,683,162	1,556,956
Interest expense	200,380	124,933
Interest income	(21,628)	(11,948)
Income tax expense	72,354	102,275
EBITDA	(3,751,915)	(5,177,960)
Stock-based compensation	1,348,521	1,717,299
Puttable stock compensation	—	13,691
Change in fair value of contingent consideration liability	(20,000)	(287,441)
Purchase accounting deferred revenue adjustment	69,095	261,268
Acquisition compensation costs	283,977	136,911
Acquisition related costs	5,420	731,483
Adjusted EBITDA	$(2,064,902)	$(2,604,749)

Reconciliation of GAAP Total Revenue to Non-GAAP Total Revenue
(unaudited)

	Three Months Ended
	March 31,
	2016	2015
Total revenue	$16,964,672	$15,194,125
Purchase accounting deferred revenue adjustment	69,095	261,268
Non-GAAP total revenue	$17,033,767	$15,455,393

Reconciliation of Net Loss to Non-GAAP Adjusted Net Loss
(unaudited)

	Three Months Ended
	March 31,
	2016	2015
Net loss	$(5,686,183)	$(6,950,176)
Stock-based compensation	1,348,521	1,717,299
Puttable stock compensation	—	13,691
Change in fair value of contingent consideration liability	(20,000)	(287,441)
Purchase accounting deferred revenue adjustment	69,095	261,268
Acquisition compensation costs	283,977	136,911
Acquisition related costs	5,420	731,483
Non-GAAP adjusted net loss	$(3,999,170)	$(4,376,965)

Adjusted non-GAAP net loss per common share:
Basic and diluted	$(0.15)	$(0.17)

Weighted-average common shares outstanding:
GAAP weighted average number of common shares outstanding - basic and diluted	26,440,343	25,959,332

Reconciliation of Loss from Operations to Non-GAAP Adjusted Loss from Operations
(unaudited)

	Three Months Ended
	March 31,
	2016	2015
Loss from operations	$(5,435,077)	$(6,734,916)
Stock-based compensation	1,348,521	1,717,299
Puttable stock compensation	—	13,691
Change in fair value of contingent consideration liability	(20,000)	(287,441)
Purchase accounting deferred revenue adjustment	69,095	261,268
Acquisition compensation costs	283,977	136,911
Acquisition related costs	5,420	731,483
Non-GAAP adjusted loss from operations	$(3,748,064)	$(4,161,705)

CONTACT:
Media Contact
Amber Road, Inc.
Kathleen Hickey, +1 202-607-7553
KathleenHickey@AmberRoad.com
or
Investor Relations Contact
ICR
Staci Mortenson, 201-806-3663
InvestorRelations@AmberRoad.com
or
Amber Road Contacts
US & Canada
Annika Helmrich, +1 201-806-3656
AnnikaHelmrich@AmberRoad.com
or
Europe & Asia
Martijn van Gils, +31 858769534
MartijnvanGils@AmberRoad.com